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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-37279) of Hercules Incorporated of our report dated June 17, 2003 relating to the financial statements of the Hercules Incorporated Savings and Investment Plan, which appears in this Form 11-K.

/s/ Cogen Sklar LLP
--------------------------
Bala Cynwyd, Pennsylvania
June 30, 2003

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